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Invest in private companies
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robinhoodapp Many ground-breaking companies stay private for years. Soon, everyone will be able to invest in them before they go public. Stay tuned for more updates on Robinhood Ventures:
robinhood.com/ventures


Robinhood Ventures
Invest in private companies
Interested in having your company join the fund?
Send us a note at ventures@robinhood.com
Learn More About Robinhood Ventures Fund I
What is a closed-end fund?
What will RVI invest in?
Will I know what companies RVI invests in?
Do I need to be an "accredited investor" to invest in RVI?
Who will manage RVI's investments?
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